GLOBAL GUARANTY AGREEMENT


     This GLOBAL GUARANTY AGREEMENT dated as of January 11, 2008 (the "Guaranty"), is given by (i) Viridis Capital LLC, a New Jersey limited liability company (the "Parent") (ii) Kevin Kreisler, (iii) GreenShift Corporation, a Delaware corporation ("GreenShift"), (iv) GS AgriFuels Corporation, a Delaware corporation ("AgriFuels"), (v) GS CleanTech Corporation (f/k/a Veridium Corporation), a Delaware corporation ("CleanTech," collectively with GreenShift and AgriFuels, the "Companies"), and (vi) each subsidiary and affiliate of the Companies listed on Schedule 1 attached hereto (the "Subsidiaries," collectively with the Parent and the Companies, the "Guarantors") in favor of YA Global Investments, L.P. (f/k/a Cornell Capital Partners, L.P.) (the "Secured Party"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Security Agreement (as defined below).

                                    WHEREAS:

A. The Secured Party is the holder of certain Convertible Debentures issued by the Companies to the Secured Party.

B. In connection with certain Securities Purchase Agreements, the Companies have agreed, upon the terms and subject to the conditions of the Securities Purchase Agreements, to issue to the Secured Party (i) the Convertible Debentures, and (ii) certain warrants to be exercisable to acquire additional shares of common stock as set forth in the Securities Purchase Agreements.

C. The Secured Party and certain of the Guarantors are parties to Prior Debt Security Documents.

D. The Secured Party and one of the Subsidiaries, GS COES (Yorkville I), LLC, a Delaware limited liability company ("GS COES") have entered into a Credit Agreement, dated as of January 11, 2008, pursuant to which the Secured Party may make loans to GS COES from time to time (the "GS COES Loans").

E. Each of the Guarantors has executed and delivered (i) a Global Security Agreement, dated as of the date hereof (as may be amended and supplemented from time to time, the "Security Agreement"), pursuant to which the Guarantors pledge and grant to the Secured Party a security interest in and to all of the Guarantors' assets and personal property; the Secured Party; and (ii) an Intellectual Property Security Agreement, dated as of the date hereof;

F. Certain Guarantors, including the Parent, have entered into a Global Pledge and Escrow Agreement, dated as of the date hereof (as may be amended and supplemented from time to time, the "Pledge Agreement").

G. The Secured Party has extended financial accommodations to the Companies and certain Subsidiaries, pursuant to the Convertible Debentures or otherwise, and the Guarantors will directly benefit from the extension of such financial accommodation as part of the affiliated business operations of the Guarantors; each Guarantor acknowledges that without this Guaranty, the Secured Party would not be willing to enter into the transaction documents related to such financial accommodations.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Guarantor hereby agrees as follows:

SECTION 1         Guaranty.

1.1      Guaranty.

     (a) Each Guarantor, as direct obligor and not merely as surety, hereby unconditionally, absolutely, and irrevocably guarantees to the Secured Party the full payment and prompt performance of all of the Obligations. Without limiting the foregoing, the Guarantors hereby agree that upon any Event of Default, the Guarantors shall immediately pay or perform any Obligations without notice, demand or formality of any kind.

     (b) The term "Obligations" shall mean and include any and all debts, liabilities, obligations, covenants and duties owing by any Guarantor to the Secured Party, now existing or hereafter arising of every nature, type, and description, whether liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, or contingent, and whether or not evidenced by a note, guaranty or other instrument, and any amendments, extensions, renewals or increases thereof, including, without limitation, all those under (i) the Transaction Documents; (ii) any agreement or document related to the
          Transaction Documents; or (iii) any other or related documents, and including any interest accruing thereon after insolvency, reorganization or like proceeding relating to the Guarantors, whether or not a claim for post-petition interest is allowed in such proceeding, and all costs and expenses of the Secured Party incurred in the enforcement, collection or otherwise in connection with any of the foregoing, including, but not limited to, reasonable attorneys' fees and expenses and all obligations of the Guarantors to the Secured Party to perform acts or refrain from taking any action.

1.2      Continuing Guaranty.

     (a) The Obligations under this Guaranty are continuing, absolute, unconditional and irrevocable irrespective of the validity, regularity, enforceability or value of any of the Obligations and notwithstanding any claim, defense or right of set-off which the Guarantors may have against the Secured Party, including any such claim, defense or right based on any present or future applicable law and irrespective of any other circumstances which might otherwise constitute a legal or equitable release, defense or discharge of a surety or a guarantor. Without limiting the generality of the foregoing, the Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

          (i) any rescission, waiver, amendment or modification of any terms or provisions of the Obligations or the documents evidencing the same.

          (ii) any fraudulent, illegal, or improper act by any Guarantor or any failure, omission or delay on the part of any Guarantor to conform or comply with any term of the Obligations or of this Guaranty;

          (iii) any failure of the Secured Party to assert a claim or demand or to enforce or exercise any right or remedy against any Guarantor or any other guarantor for any reason;

          (iv) any release or discharge by operation of law or otherwise of any Guarantor from any Obligation or the documents evidencing the same;

          (v) any change in the existence, structure or ownership of any Guarantor or the legal incapacity of any Guarantor;

          (vi) any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or other similar proceeding affecting any Guarantor or its/his assets or any resulting disallowance, release or discharge of all or any portion of the Obligations;

          (vii) the failure by any Guarantor or any other person to sign this Guaranty; and

          (viii) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against any Guarantor.

     (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, to the Secured Party is rescinded or must otherwise be returned by the Secured Party upon the insolvency, bankruptcy or reorganization of the Guarantors, all as though such payment to the Secured Party has not been made.

1.3      Guaranty of Payment and Not of Collection; Subordination.

     (a) The liability of each Guarantor shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Companies, a Guarantor or any other person or foreclosure of any security interests or liens available to the Secured Party, its successors, endorsees or assigns. The Secured Party may accept any payment(s), plan for adjustment of debts, plan of reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Companies or any other Guarantor without in any way affecting or discharging the liability of any Guarantor. If the Obligations are partially paid, each Guarantor shall remain liable for any balance of such Obligations. Without limiting any other provision of, impairing or affecting this Guaranty, the Secured Party may, at any time and from time to time, take or refrain from taking, all or any actions whatsoever, including the following actions: (a) retain or obtain a Lien in any property to secure any of the Obligations; (b) amend, extend, renew, adjust, waive or release any Obligations or the terms thereof, (c) release or fail to perfect its interest in all or any property securing any of the Obligations or permit any substitution or exchange for any such property.

     (b) With respect to any sum paid or payable by a Guarantor hereunder or in connection herewith or otherwise, all rights of such Guarantor against any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment or performance in full of all the Obligations. In addition, any indebtedness of any Guarantor now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment or performance in full of the Obligations and no Guarantor shall demand, sue for, or otherwise attempt to collect any such indebtedness, or prove any claim in competition with the Secured Party in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Guarantor as borrower of a Guarantor, such amount shall be held in trust for the benefit of the Secured Party and shall forthwith be paid to the Secured Party to be credited against the payment of the Obligations.

1.4 Discharge. Each Guarantor covenants and agrees that this Guaranty will not be discharged, except by complete performance of the Obligations.

1.5 Interest. Guarantors will pay on demand interest on all amounts due to the Secured Party under this Guaranty, or arising under any documents, instruments, or agreements relating to any collateral securing this Guaranty, from the time the Secured Party first demands payment of this Guaranty at a rate equal to the highest rate applicable to any of the Obligations after the earlier of (i) demand, or (ii) maturity, or (iii) the occurrence of any event of default under any instrument, document or agreement evidencing the Obligations (but in no event higher than the highest rate of interest which under the circumstances may be charged under applicable law).

1.6 Costs and Expenses. Without limiting any obligation of any Guarantor hereunder, each Guarantor agrees, jointly and severally, to pay all reasonable fees and costs (including, without limitation, reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings) incurred by Secured Party in (i) collecting or securing or attempting to collect or secure this Guaranty or each Convertible Debenture; (ii) defending or prosecuting any actions or proceedings arising out of or relating to the Secured Party's transactions with the Guarantors.

1.7 Indemnification. For said good and valuable consideration, the Guarantors also shall indemnify, defend, and hold the Secured Party, or any agent, employee, officer, attorney, or representative of the Secured Party, harmless of and from any claim brought or threatened against the Secured Party or any such person so indemnified by: any Guarantor; any other obligor or endorser of the Obligations or any other person (as well as from attorneys' fees and expenses in connection therewith) on account of the Secured Party's relationship with the Guarantors, or any other obligor or endorser of the Obligations (each of which may be defended, compromised, settled, or pursued by the Secured Party with counsel of the Secured Party's selection, but at the expense of the undersigned).

SECTION 2         Additional Guarantors.

     Pursuant to Section 6.12 of the Security Agreement, each subsidiary of the Guarantors that is formed or acquired after the execution of this Guaranty is required to execute the Guaranty. Such subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

SECTION 3         Representations and Warranties.

     Each Guarantor hereby represents and warrants to the Secured Party as follows:

     (a) each corporate Guarantor has full power, right and authority to enter into and perform its obligations under this Guaranty, and this Guaranty has been duly executed and delivered by each Guarantor and constitutes the valid and binding obligation of each Guarantor and is enforceable against each Guarantor in accordance with its terms.

     (b) No permits, approvals or consents of or notifications to (a) any governmental entities, or (b) any other persons or entities are necessary in connection with the execution, delivery and performance by any Guarantor of this Guaranty and the consummation by each Guarantor of the transactions contemplated hereby.

     (c) Neither the execution and delivery of this Guaranty by any Guarantor nor the performance by them of the transactions contemplated hereby will:

          (i) violate or conflict with or result in a breach of any provision of any law, statute, rule, regulation, order, permit, judgment, ruling, injunction, decree or other decision of any court or other tribunal or any governmental entity or agency binding on a Guarantor or his properties, or conflict with or cause an event of default under any contract or agreement of a Guarantor; or

          (ii) require any authorization, consent, approval, exemption or other action by or notice to any court, administrative or governmental body, person, entity or any other third party.

     (d) Each of the Companies is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business, and the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities (except for certain derivative liabilities related to the Convertible Debentures).

     (e) Except as set forth on Schedule 3(e), the Guarantors have no pending or threatened litigation, arbitration, actions or proceedings which if adversely decided could reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate.

     (f) The Parent is not engaged in any business or activity and does not own any asset or property other than (a) the direct or indirect ownership of all outstanding equity interests in the subsidiaries listed in
          Schedule 6.12 of the Security Agreement and pledged pursuant to Pledge Agreement, (b) maintaining its corporate existence, (c) participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies, (d) the execution and delivery of the Transaction Documents to which it is a party and the performance of its obligations thereunder, and (e) activities incidental to the businesses or activities described in clauses (a) through (d) of this Section 3(f).

SECTION 4.        Event of Default.

     (a) For purposes of this Guaranty, an event of default shall be deemed to have occurred upon an Event of Default under the Security Agreement.

     (b) Upon an event of default, all of the obligations of each Guarantor hereunder shall be immediately due and payable without any action on the part of the Secured Party, and the Secured Party shall be entitled to seek and institute any and all remedies available to it.

SECTION 5         Remedies, Other Obligations, Breaches and Injunctive Relief.

     (a) No remedy conferred under this Guaranty upon the Secured Party is intended to be exclusive of any other remedy available to the Secured Party, pursuant to the terms of this Guaranty or otherwise, at law or in equity (including a decree of specific performance and/or other injunctive relief). No single or partial exercise by the Secured Party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

     (b) The failure of the Secured Party to exercise any right or remedy under this Guaranty or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof.

     (c) Every right and remedy of the Guarantors under any document executed in connection with this transaction, including but not limited to this Guaranty, the Loan Instruments, and the Other Loan Documents or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Secured Party.

     (d) The Guarantors acknowledge that a breach by a Guarantor of its/his obligations hereunder will cause irreparable harm to the Secured Party and that the remedy at law for any such breach may be inadequate. The Guarantors therefore agree that, in the event of any such breach or threatened breach by the Guarantors, the Secured Party shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required. Nothing herein shall limit Secured Party's right to pursue actual damages for any failure by a Guarantor to comply with the terms of this Guaranty.

SECTION 6         Maximum Liability.

     Notwithstanding any provision herein contained to the contrary, each Guarantor's liability under this Guaranty shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by any Secured Party from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code (11 U.S.C. ss.ss. 101 et seq.) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law (the "Avoidance Provisions") after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor, if any. To the end set forth above, but only to the extent that the Obligations of a Guarantor hereunder (the "Guaranty Obligations") would otherwise be subject to avoidance under the Avoidance Provisions, if such Guarantor is not deemed to have received valuable consideration, fair value, fair consideration or reasonably equivalent value for the Guaranty Obligations, or if the Guaranty Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranty Obligations is deemed to have been incurred for the purposes of the Avoidance Provisions, the maximum Guaranty Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranty Obligations as so reduced, to be subject to avoidance under the Avoidance Provisions.

SECTION 7         Miscellaneous.

7.1 Notices, Consents, etc. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to any Guarantor:       c/o GreenShift Corporation
                           One Penn Plaza, Suite 1612
                           New York, NY 10119
                           Attention:  Kevin Kreisler, Chief Executive Officer
                           Telephone: 212-994-5374
                           Facsimile: 646-572-6336

With a copy to:            Robert Brantl, Esq.
                           52 Milligan Lane
                           Irvington, NY 10533
                           Telephone: 914-693-3026
                           Facsimile: 914-693-1807

If to Secured Party:       YA Global Investments, L.P.
                           101 Hudson Street-Suite 3700
                           Jersey City, New Jersey 07302
                           Attention: Mark Angelo
                           Portfolio Manager
                           Telephone:  (201) 985-8300
                           Facsimile:  (201) 985-8266

With Copies to:            Troy Rillo, Esq.
                           101 Hudson Street - Suite 3700
                           Jersey City, New Jersey 07302
                           Telephone: (201) 985-8300
                           Facsimile: (201) 985-1964

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

7.2 Waiver of Presentment. To the fullest extent permitted by law and except as otherwise provided herein, the Guarantors waive demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold each Guarantor liable with respect to this Guaranty.

7.3 Severability. If any provision of this Guaranty is, for any reason, invalid or unenforceable, the remaining provisions of this Guaranty will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Guaranty that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

7.4 Amendment and Waiver. This Guaranty may be amended, or any provision of this Guaranty may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Guaranty shall not operate or be construed as a waiver of any other breach.

7.5 Headings. The subject headings of Articles and Sections of this Guaranty are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

7.6 Assignment. This Guaranty will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by the Guarantors. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties and their permitted successors and assigns.

7.7 Further Assurances. Each party will execute all documents and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Guaranty.

7.8 Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the stated beneficiaries of this Guaranty and their respective permitted successors and assigns, any rights or remedies under or by reason of this Guaranty.

7.9 Liability of Guarantors. Notwithstanding any provision herein, the Guarantors, and each of them, are and shall be jointly and severally liable for any and all Obligations (whether any such Obligation is specified as an obligation of the Guarantors or of any of them).

7.10 No Strict Construction. The language used in this Guaranty will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

7.11 Governing Law; Jurisdiction. This Guaranty shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph, provided, however, that nothing herein shall prevent the Secured Party from enforcing its rights and remedies (including, without limitation, by filing a civil action) with respect to the Collateral and/or the Guarantors in any other jurisdiction in which the Collateral and/or the Guarantors may be located. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

7.12 Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR THE SECURED PARTY TO MAKE FINANCIAL ACCOMMODATIONS TO THE COMPANIES OR ANY GUARANTOR, EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS GUARANTY AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

7.13 Counterparts; Facsimile Signatures. This Guaranty may be executed and delivered by exchange of facsimile signatures of the Secured Party and the Guarantors, and those signatures need not be affixed to the same copy. This Guaranty may be executed in any number of counterparts.

7.14 Entire Agreement. This Guaranty (including the recitals hereto) and the other documents or agreements delivered in connection herewith set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

7.15 Collateral. The Guarantors' obligations to the Secured Party hereunder shall be secured by all collateral heretofore or hereafter granted to the Secured Party by the Guarantors, whether in connection with this Guaranty or otherwise, including, without limitation, all collateral granted to the Secured Party pursuant to the Security Agreement or the Pledge Agreement.

7.16 Existing Guaranty. The Guaranty is intended to be supplemental to, and not in limitation of, any existing guaranty in favor of the Secured Party to secure the Obligations, whether under the Prior Debt Security Documents, the Other Loan Documents, or otherwise. All such existing guaranty, and any rights of the Secured Party in connection therewith, shall remain in full force and effect in accordance with their respective terms, provided, however, that in the event of a conflict between the terms of this Agreement and of any such prior guaranty, or the documents evidencing the same, the terms of this Agreement shall control.

     IN WITNESS WHEREOF, each Guarantor has caused this Global Guaranty Agreement to be signed as of the date first written above.



                             /s/ Kevin Kreisler
                             -------------------------
                                 KEVIN KREISLER

\                             VIRIDIS CAPITAL LLC

                             By:/s/ Kevin Kreisler
                             -------------------------
                             Name:  Kevin Kreisler
                             Title:   Chairman


                             GREENSHIFT CORPORATION

                             By:/s/ Kevin Kreisler
                             -------------------------
                             Name:  Kevin Kreisler
                             Title:   Chairman


                             GS AGRIFUELS CORPORATION

                             By:/s/ Kevin Kreisler
                             -------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             GS CLEANTECH CORPORATION

                             By:/s/ Kevin Kreisler
                             -------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman




                             OTHER GUARANTORS:

                             GS ETHANOL TECHNOLOGIES, INC.

                             By:/s/ Kevin Kreisler
                             -------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             GS COES (YORKVILLE I), LLC

                             By:/s/ Kevin Kreisler
                             -------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             GS ENERGY CORPORATION

                             By:/s/ Kevin Kreisler
                             -------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             WARNECKE DESIGN SERVICE, INC.

                             By:/s/ Kevin Kreisler
                             --------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             WARNECKE RENTALS, LLC

                             By:/s/ Kevin Kreisler
                             --------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             GS CARBON DIOXIDE TECHNOLOGIES, INC.

                             By:/s/ Kevin Kreisler
                             --------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             GS ENVIROSERVICES, INC.

                             By:/s/ Kevin Kreisler
                             ---------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             ENVIRO-SAFE CORP.

                             By:/s/ Kevin Kreisler
                             ---------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             ENVIRO-SAFE CORPORATION (NE)

                             By:/s/ Kevin Kreisler
                             ---------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             NEXTGEN ACQUISITION, INC.

                             By:/s/ Kevin Kreisler
                             ---------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             NEXTGEN FUEL INC.

                             By:/s/ Kevin Kreisler
                             ---------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             SUSTAINABLE SYSTEMS, INC.

                             By:  Kevin Kreisler
                             Name:
                             Title:


                             SUSTAINABLE SYSTEMS LLC

                             By:/s/ Kevin Kreisler
                             ---------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             MEAN GREEN BIOFUELS, INC.

                             By:/s/ Kevin Kreisler
                             ---------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             MEAN GREEN BIODIESEL #1, INC.

                             By:/s/ Kevin Kreisler
                             ----------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             MEAN GREEN BIODIESEL #2, INC.

                             By:/s/ Kevin Kreisler
                             -----------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             MEAN GREEN BIODIESEL #3, INC.

                             By:/s/ Kevin Kreisler
                             -----------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             AMERICAN METALS RECOVERY, CORP.

                             By:/s/ Kevin Kreisler
                             ----------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman


                             METAL RECOVERY TRANSPORTATION CORP.

                             By:/s/ Kevin Kreisler
                             -----------------------------
                             Name:  Kevin Kreisler
                             Title: Chairman